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                                                                  Exhibit 10.24


                              DATED 6 APRIL 2000

                                    BETWEEN

                             COMPLETEL EUROPE N.V.
                                   AS PARENT

                               COMPLETEL S.A.S.
                              AS OBLIGORS' AGENT

                        MEMBERS OF THE COMPLETEL GROUP
                             AS ORIGINAL BORROWERS

                        MEMBERS OF THE COMPLETEL GROUP
                            AS ORIGINAL GUARANTORS

                    GOLDMAN SACHS INTERNATIONAL AND PARIBAS
                               AS LEAD ARRANGERS

                           EUROPEAN INVESTMENT FUND
                              AS RISK PARTICIPANT

                                    PARIBAS
                               AS SECURITY AGENT

                                    PARIBAS
                               AS FACILITY AGENT

                                      AND

                                    OTHERS

                _______________________________________________
                            SUPPLEMENTAL AGREEMENT
                         RELATING TO THE SUSPENSION OF
                             CERTAIN PROVISIONS OF
                              A CREDIT AGREEMENT
                          DATED 6 JANUARY 2000 AND A
                  PARTICIPATION AGREEMENT DATED 17 MARCH 2000
                _______________________________________________
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THIS AGREEMENT is made on 6 April 2000

BETWEEN

(1)  COMPLETEL EUROPE N.V. (the "Parent");

(2) COMPLETEL S.A.S. in its capacity as the obligors' agent (the "Obligors Agent");

(3) THE COMPANIES listed in Part A of Schedule 1 (The Original Parties) of the Credit Agreement (defined below) in their capacity as borrowers (the "Original Borrowers");

(4) THE COMPANIES listed in Part B of Schedule 1 (The Original Parties) of the Credit Agreement (defined below) in their capacity as original guarantors (the "Original Guarantors");

(5) GOLDMAN SACHS INTERNATIONAL and PARIBAS as lead arrangers (the "Lead Arrangers")

(6)  PARIBAS as facility agent for the Participants (the "Facility Agent");

(7)  PARIBAS as security agent for the Participants (the "Security Agent");

(8)  EUROPEAN INVESTMENT FUND as risk participant (the "EIF"); and

(9) THE FINANCIAL INSTITUTIONS named in Part C of Schedule 1 (The Original Parties) of the Credit Agreement (defined below) in their capacity as Banks (the "Banks").

RECITALS

IT IS AGREED as follows.

1.  DEFINITIONS AND INTERPRETATION

1.1 Definitions
    In this Deed:

    "Credit Agreement" means the euro 265,000,000 Credit Agreement dated 6 January 2000 between the Parent, the Obligors' Agent, the Original Borrowers, the Original Guarantors, the Lead Arrangers, the Facility Agent, the Security Agent and the Banks defined therein as amended and restated by the Supplemental Deed.

    "Effective Date" means the date the Facility Agent receives a notice from the Parent stating that the New High Yield Bond is expected to close imminently and requesting this Agreement to become effective immediately.

    "Enlarged Business Plan" means the management base case for the Group reflecting the utilisation of proceeds of the IPO and the New High Yield Bond to be delivered by the Parent to the Facility Agent.
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    "New High Yield Bond" means the, up to, euro 300,000,000 senior notes due
    2010 of the Parent to be issued in April 2000.

    "Restricted Period" shall have the meaning given to such term in sub-clause
    4.1.2 hereunder.

    "Supplemental Deed" means the supplemental deed relating to the Credit Agreement and the Subordination, Security Agency and Intercreditor Deed dated 17 March 2000.

1.2 Incorporation of Defined Terms
    Terms defined in the Credit Agreement shall, unless otherwise defined herein, have the same meaning herein and the principles of construction set out in the Credit Agreement shall have effect as if set out in this Agreement.

1.3 Clauses
    In this Agreement any reference to a "Clause" or a "Schedule" is, unless the context otherwise requires, a reference to a Clause or a Schedule hereof. Clause headings are for ease of reference only.

2.  EFFECTIVE DATE

2.1 Effective Date
    This Agreement (other than this Clause 2 (Effective Date), Clause 6 (Fees Costs and Expenses) and Clause 7 (Miscellaneous)) shall become effective on the Effective Date. Clause 2 (Effective Date), Clause 6 (Fees, Costs and Expenses) and Clause 7 (Miscellaneous) are effective as at the date hereof. In the event that either:

    (i) the Effective Date has not occurred by the date falling thirty days after the date hereof; or

    (ii) the New High Yield Bond has not closed within five Business Days of the Effective Date,

    this Agreement shall terminate and the provisions of the Credit Agreement and the Participation Agreement shall continue in full force and effect.

2.2 Notification
    The Facility Agent shall promptly notify the Participants of the occurrence of the Effective Date and any termination of this Agreement pursuant to Clause 2.1.

3.  REPRESENTATIONS

3.1 Repeated Representations
    The Original Borrowers and the Original Guarantors on the date hereof and on the Effective Date shall be deemed to make the representations set out in Clauses 20.1 (Status) to 20.4 (Execution of the Finance Documents) and Clause 20.8 (Validity and Admissibility in Evidence) of the Credit Agreement as if the same were set out in full herein and as if each reference therein to the "Credit Facility Documents" or the "Finance Documents" includes a reference to this Agreement Provided that in respect of the deemed repetition of such representations on the Effective Date, any misrepresentation that occurs solely because of the issue of the New High Yield Bond shall be waived.

3.2 New Representation
    Each Obligor on the date hereof and on the Effective Date represents and warrants to the Participants that there have been no changes to the constitutional documents delivered by such Obligor pursuant to the Credit Agreement and the Supplemental Deed other than any changes notified and evidenced to and acceptable to the Facility Agent on or prior to the Effective Date.

4.  AMENDMENTS TO THE CREDIT AGREEMENT AND THE PARTICIPATION AGREEMENT

4.1 The Credit Agreement
    On the Effective Date, the relevant provisions of the Credit Agreement shall be amended, read and construed so as to give effect to the provisions set out in sub-clauses 4.1.1 to 4.1.10 below:

    4.1.1 The Parent shall procure (and each Borrower which has drawn an Advance shall repay its share of the Loan and accrued interest in order to ensure) that the Loan and all amounts of accrued interest are repaid in full on the Effective Date. No amount payable pursuant to this sub-clause 4.1.1 or in respect of an amount payable pursuant to this sub-clause 4.1.1 shall constitute an Overdue Amount for the purposes of the Participation Agreement.

    4.1.2 Each of the parties hereto agrees that the Facilities will not be available for drawing and no Notice of Default may be given by the Participating Lender to the EIF during the period beginning on the Effective Date and ending on the earlier of:

           (i) the date falling six months after the Effective Date or, if before the end of such six month period the Parent has served a notice on the Facility Agent requesting an extension of three months, the date falling nine months after the Effective Date;

           (ii) the date upon which the Facilities are cancelled in full pursuant to the provisions of Clause 13 (Cancellation and Prepayment) of the Credit Agreement; and

           (iii) the date the Facilities are restructured to reflect the Enlarged Business Plan,

           (the "Restricted Period"). Each of the parties hereto acknowledges and confirms that the Banks shall be under no commitment to lend and the EIF shall not be obliged to make payments under the Participation Agreement during the Restricted Period.

    4.1.3 The Parent and each of the Borrowers, jointly and severally, shall pay to the Facility Agent for the account of each Bank a commitment commission on the amount of such Bank's Tranche A Term Commitment and Revolving
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           Commitment less, in the case of the Participating Lender, the Traded
           Proportion (as defined in the Participation Agreement) of the commitment commission calculated at the same rate and payable on the same days as it is calculated and payable under Clause 26.1 (Commitment Commission on the Tranche A Term Facility) and Clause
           26.2 (Commitment Commission on the Revolving Facility) of the Credit Agreement.

    4.1.4 The Parent and each of the Borrowers, jointly and severally, shall pay to the Facility Agent for the account of the EIF the Traded Proportion of the commitment commission referred to in sub-clause
           4.1.3 on the Participated Portion of the Participating Lender's Commitment calculated at the same rate and payable on the same days as it is calculated and payable under Clause 26.5 of the Credit Agreement.

    4.1.5 Each of the Participants agrees, subject to receipt by it of all amounts owed to it under sub-clause 4.1.1, to:

           (i) waive the occurrence of any Event of Default subsisting on the Effective Date;

           (ii) disapply the provisions of Clause 22 (Financial Condition), Clause 23 (Covenants) and Clause 24 (Events of Default) of the Credit Agreement; and

           (iii) disapply the provisions of any undertakings or covenants in any of the Security Documents and the provisions of Clauses 11.2, 24.2 and 24.3 of the Intercreditor Agreement,

           during the Restricted Period Provided that if this Agreement is terminated pursuant to the provisions of Clause 2.1 hereof or following the Restricted Period, the Finance Parties shall be entitled to exercise any rights they may have under any of the Finance Documents as if such waivers and disapplication of provisions of the Finance Documents under this sub-clause 4.1.5 had never occurred.

    4.1.6 Each of the parties hereto agrees that none of the Obligors will be obliged to deliver any statements, reports or information required by the terms of Clause 21 (Financial Condition) of the Credit Agreement or any other statements, reports or information required by the terms of any of the other Finance Documents during the Restricted Period save that during the Restricted Period the Parent shall:

           (i) continue to be obliged to deliver all financial and other information required by the terms of Clause 21.1 (Annual Statements) of the Credit Agreement; and

           (ii) deliver to the Facility Agent in sufficient copies for the Participants, as soon as the same become available, copies of the Form 10-Q submitted to the Securities and Exchange Commission at the end of each quarter of its financial years.
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    4.1.7  The Parent shall as soon as the same become available deliver to the
           Facility Agent in sufficient copies for the Participants the offering memoranda in respect of the New High Yield Bond and the IPO.

    4.1.8 The Parent undertakes to finalise the Enlarged Business Plan and to forward it to the Lead Arrangers as soon as reasonably practicable and in any event at least 60 days prior to the end of the Restricted Period. The Lead Arrangers will forward the Enlarged Business Plan and proposals for restructuring the Facilities to the Facility Agent as soon as reasonably practicable thereafter and the Facility Agent will deliver copies to the Participants promptly on receipt of this information. The Lead Arrangers and the Parent will agree a timetable for obtaining the views of the Participants and documenting the restructuring of the Facilities and, after being informed of the same, all the Participants shall use reasonable endeavours to work towards this timetable.

    4.1.9 Each of the Participants may determine, in its complete discretion, whether it wishes to commit to lend or, in the case of the EIF, to risk participate under the Participation Agreement under documentation restructuring the Facilities once the Enlarged Business Plan and restructuring proposal have been delivered to it. In the event a Bank decides not to enter into this restructuring documentation at the end of the Restricted Period the Commitment of such Bank shall be reduced to zero. In the event the EIF decides to terminate the Participation Agreement at the end of the Restricted Period the Commitment of the Participating Lender shall be reduced by the Participated Portion.

    4.1.10 If the Enlarged Business Plan and/or the restructuring proposal is not presented and agreed by the end of the Restricted Period, the Facilities shall be cancelled, the Commitment of each Bank shall be reduced to zero, the Participation Agreement shall be terminated and all the security constituted under the Security Documents shall be released in accordance with its terms.

4.2 The Participation Agreement
    Notwithstanding the provisions of Clause 2.3 of the Participation Agreement, the Participation Agreement shall remain effective during the Restricted Period provided that no Notice of Default may be given by the Participating Lender to the EIF during the Restricted Period. At the end of the Restricted Period the EIF shall determine, in its complete discretion, if it wishes to terminate the Participation Agreement and shall notify the Participating Lender and the Facility Agent accordingly.

4.3 This Agreement
    In the event of any inconsistency between the terms of the Credit Agreement and this Agreement or, as the case may be, the terms of the Participation Agreement and this Agreement, the terms of this Agreement shall prevail. For the avoidance of doubt, the Facility Agent and the Obligors' Agent hereby agree this document is designated a Finance Document.

5.  CONTINUITY AND FURTHER ASSURANCE

5.1 Continuing Obligations
    Each of the parties hereto expressly acknowledges that the provisions of the Credit Agreement, the Participation Agreement and the other Finance Documents shall, save as amended and modified hereby, continue in full force and effect. All parties hereto acknowledge that the "Effective Date" as defined in the Supplemental Deed occurred on 30 March 2000.

5.2 Further Assurance
    Each of the Original Borrowers and the Original Guarantors and the Banks shall, at the request of the Facility Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments and modifications effected or to be effected pursuant to this Agreement.

6.  FEES, COSTS AND EXPENSES

6.1 Transaction Expenses
    The Parent shall within ten days of a written demand, reimburse each of the Agents and each of the Lead Arrangers for all reasonable costs and expenses (including legal fees) notified to it together with any VAT thereon incurred by it in connection with (i) the negotiation, preparation and execution of this Agreement and the completion of the transactions herein contemplated and (ii) the negotiation, preparation and execution of the Finance Documents and the completion of the transactions therein contemplated.

6.2 Preservation and Enforcement of Rights
    The Original Borrowers shall, from time to time on demand of the Facility Agent, reimburse the Finance Parties and the EIF for all costs and expenses (including legal fees) on a full indemnity basis together with any VAT thereon incurred in or in connection with the preservation and/or enforcement of any of the rights of the Finance Parties and/or the EIF, as the case may be, under this Agreement and any other document referred to in this Agreement.

6.3 Stamp Taxes
    The Original Borrowers shall pay all stamp, registration and other taxes to which this Agreement, any other document referred to in this Agreement or any judgment given in connection herewith is or at any time may be subject (other than those imposed by reason of assignment or novation) and shall, from time to time on demand of the Facility Agent, indemnify the Finance Parties and the EIF against any liabilities, costs, claims and out of pocket expenses resulting from any failure to pay or any delay in paying any such tax.

7.  MISCELLANEOUS

7.1 Incorporation of Terms
    The provisions of Clause 35.1 (Binding Agreement), Clause 39 (Remedies and Waiver, Partial Invalidity), Clause 43 (Governing Law) and Clause 44 (Jurisdiction) of the Credit Agreement shall be incorporated into this Agreement as if set out in full herein and as if references therein to this Agreement or the Finance Documents are references to this Agreement.

7.2 Counterparts
    This Agreement may be executed in any number of counterparts, with different parties executing different counterparts all of which taken together shall constitute one and the same instrument.

AS WITNESS the hands of duly authorised representatives of the parties hereto the day and year first before written.

                                  SIGNATURES

The Parent
COMPLETEL EUROPE N.V.

By:             /s/ ANNA LASCAR

Address:        Kruisweg 609
                2132 NA Hoofddorp
                The Netherlands

Fax:            00 31 20 666 1666


The Obligors' Agent
COMPLETEL S.A.S.

By:             /s/ ANNA LASCAR

Address:        Tour Egee
                9-11, allee de l'Arche
                92671 Courbevoie Cedex
                France

Fax:            00 331 729 22614


The Original Borrowers
COMPLETEL ECC B.V.

By:             /s/ ANNA LASCAR

Address:        Kruisweg 609
                2132 NA Hoofddorp
                The Netherlands

Fax:            00 31 20 666 1666


COMPLETEL GmbH

By:             /s/ ANNA LASCAR

Address:        Hans-Stiessberger - Strasse 2B
                85540 Harr bei Munchen
                Germany

Fax:            00 49 89 95 465 199

COMPLETEL SERVICES S.A.S.

By:             /s/ ANNA LASCAR

Address:        Tour Egee
                9-11, allee de l'Arche
                92671 Courbevoie Cedex
                France

Fax:            00 33 1 7292 2614


COMPLETEL S.A.S.

By:             /s/ ANNA LASCAR

Address:        Tour Egee
                9-11, allee de l'Arche
                92671 Courbevoie Cedex
                France

Fax:            00 33 1 7292 2614


The Original Guarantors
COMPLETEL EUROPE N.V.

By:             /s/ ANNA LASCAR

Address:        Kruisweg 609
                2132 NA Hoofddorp
                The Netherlands

Fax:            00 31 20 666 1666


COMPLETEL ECC B.V.

By:             /s/ ANNA LASCAR

Address:        Kruisweg 609
                2132 NA Hoofddorp
                The Netherlands

Fax:            00 31 20 666 1666

COMPLETEL HOLDING I B.V.

By:             /s/ ANNA LASCAR

Address:        Kruisweg 609
                2132 NA Hoofddorp
                The Netherlands

Fax:            00 31 20 666 1666


COMPLETEL HOLDING II B.V.

By:             /s/ ANNA LASCAR

Address:        Kruisweg 609
                2132 NA Hoofddorp
                The Netherlands

Fax:            00 31 20 666 1666


COMPLETEL GmbH

By:             /s/ ANNA LASCAR

Address:        Hans-Stiessberger - Strasse 2B
                85540 Harr bei Munchen
                Germany

Fax:            00 49 89 95 465 199


COMPLETEL SERVICES S.A.S.

By:             /s/ ANNA LASCAR

Address:        Tour Egee
                9-11, allee de l'Arche
                92671 Courbevoie Cedex
                France

Fax:            00 33 1 7292 2614


COMPLETEL S.A.S.

By:             /s/ ANNA LASCAR

Address:        Tour Egee
                9-11, allee de l'Arche
                92671 Courbevoie Cedex
                France

Fax:            00 33 1 7292 2614

ACCES ET SOLUTIONS INTERNET S.A.R.L.

By:             /s/ ANNA LASCAR

Address:        Double Mixte
                43 Boulevard du 11 Novembre 1918
                69625 Villeurbanne Cedex
                France

Fax:            00 33 4 78 93 00 99


COMPLETEL UK LIMITED

By:             /s/ ANNA LASCAR

Address:        c/o Holme Roberts & Owen
                Heathcoat House
                20 Savile Row
                London W1X 1AE

Fax:            +44 (0)207 287 9344


iPCENTA LIMITED

By:             /s/ ANNA LASCAR

Address:        Vaughan Chambers
                Vaughan Road
                Harpenden
                Hertfordshire
                AL5 4EE

Fax:            +44 (0)208 960 0820


COMPLETEL SPC

By:             /s/ ANNA LASCAR

Address:        c/o Holme Roberts & Owen
                Heathcoat House
                20 Savile Row
                London W1X 1AE

Fax:            +44(0) 207 287 9344

COMPLETEL SPC II

By:             /s/ ANNA LASCAR

Address:        c/o Holme Roberts & Owen
                Heathcoat House
                20 Savile Row
                London W1X 1AE

Fax:            +44(0) 207 287 9344


The Lead Arrangers

GOLDMAN SACHS INTERNATIONAL

By:             /s/ DAVID COTTAM

Address:        Peterborough Court
                133 Fleet Street
                London EC4A 2BB

Fax:            +44 171 774 1313


PARIBAS

By:             /s/ BENOIT TANGUY

Address:        37 Place du Marche Saint Honore
                75031 Paris Cedex 01

Fax:            + 33 1 42 98 0979


The Facility Agent

PARIBAS

By:             /s/ GABRIEL LEFEBVRE


The Security Agent

PARIBAS

By:             /s/ GABRIEL LEFEBVRE

The Banks

GOLDMAN SACHS INTERNATIONAL

By:             /s/ DAVID COTTAM


PARIBAS

By:             /s/ BENOIT TANGUY


BARCLAYS BANK PLC

By:             /s/ ANDREW VINE


CITIBANK INTERNATIONAL PLC

By:             /s/ PAREEJAT SINGHAL


COMPTOIR DES ENTREPRENEURS

By:             /s/ EMMANUEL GILLET-LAGARDE


CREDIT LYONNAIS

By:             /s/ JEAN-LOUIS DE BERGH


MERRILL LYNCH CAPITAL MARKETS BANK LIMITED

By:             /s/ BERNARD HOEY              /s/ SHANE O'NEILL


SCOTIABANK EUROPE PLC

By:             /s/ P. SHANLEY


AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED
ACTING THROUGH ITS PARIS BRANCH

By:             /s/ PHILIPPE CASSIERS

BANCA NAZIONALE DEL LAVORO S.p.A. - Paris Branch

By:             /s/ SERGE BUZIN               /s/ GIULIANO VIOLETTA


CREDIT AGRICOLE INDOSUEZ

By:             /s/ ALEXANDRA BOLESLAWSKI     /s/ YANNICK RATTE


IBM FRANCE FINANCEMENT S.A.

By:             /s/ LAURENT DU FAYET


The Risk Participant

EUROPEAN INVESTMENT FUND

By:             /s/ GERBRAND G. HOP